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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 March 17, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

            DELAWARE                      1-10218                13-3489233
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            ------------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 17, 2005, Collins & Aikman Products Co. ("Products"), a wholly owned subsidiary of the registrant, and CARCORP, Inc., a wholly owned subsidiary of Products, obtained a waiver under their existing receivables transfer agreement (the "Receivables Transfer Agreement") related to its off-balance sheet accounts receivable financing facility. The waiver extends to May 16, 2005, absent the occurrence of certain other events, the time period within which Products and CARCORP must deliver certain financial reports and stipulates that the failure to deliver such financial reports shall not result in a termination of the facility during the extended period. The waiver also stipulates that any failure by the registrant to comply with its leverage ratio covenant for the period ended December 31, 2004 shall not result in a termination of the facility.

The description set forth above is qualified by the Waiver to the Receivables Transfer Agreement filed herewith as exhibit 99.1.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished under Item 2.02 of Form 8-K. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins & Aikman Corporation specifically incorporates the information by reference.

On March 17, 2005, Collins & Aikman Corporation (the "Company") issued a press release regarding its preliminary fourth quarter and full year 2004 earnings. A copy of that release is attached as exhibit 99.2 to this Form 8-K.

The Company is holding a teleconference on March 17, 2005 to discuss its financial results for the fourth quarter and full year 2004. A copy of the visual presentation that will be used for the teleconference is currently accessible at www.collinsaikman.com and is attached as exhibit 99.3 to this Form 8-K.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The Press Release also announced that the Company expects to restate its previously issued financial statements for the nine months ended September 30, 2004 to reflect a correction in its accounting for supplier rebates. This correction will address premature or inappropriate revenue recognition or revenue recognition that was inconsistent with relevant accounting standards and the Company's policies and practices. The Company is continuing to evaluate whether a restatement of its 2003 results will be necessary.

The Company consulted with its audit committee and has discussed this issue with the Company's registered independent accountant in identifying this issue. The Senior Officers of the Company concluded on March 16, 2005 that the historical financial statements for the periods identified above should no longer be relied upon.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.  The following exhibit is filed herewith:

              Exhibit No.    Description

              99.1 Waiver to Receivables Transfer Agreement, dated as of March 16, 2005 among CARCORP, Products and GECC

              99.2           Press Release

              99.3           Presentation Materials


























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 17, 2005

                                  COLLINS & AIKMAN CORPORATION


                                  By:   /s/ Bryce Koth
                                      -------------------------
                                  Name:  Bryce Koth
                                  Title: Senior Vice President and
                                         Chief Financial Officer











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